Summary Prospectus February 3, 2025
Virtus Newfleet ABS MACS

VMADX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at https://www.virtus.com/investor-resources/completion-funds.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated February 3, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of long-term total return, inclusive of a relatively high level of income.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	All Shares
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	All Shares
Management Fees(a)	0.00%
Other Expenses(b)	0.47%
Total Annual Fund Operating Expenses	0.47%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(c)	0.00%

(a)

Neither the fund’s investment adviser nor the fund’s subadviser charges a management fee to the fund. Shareholders should be aware, however, that the fund is an integral part of separately managed account programs, and the fund’s investment adviser, the fund’s subadviser or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.

(b)	Estimated for current fiscal year, as annualized.
(c)

The fund’s subadviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.00% indefinitely. Only the fund’s Board may modify or terminate the expense limitation agreement.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Status	1 Year	3 Years
Sold or Held	$0	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As of the date of this prospectus, the fund has not completed a fiscal year of operations; therefore, portfolio turnover information for the fund is not shown here.

Investments, Risks and Performance

Principal Investment Strategies

The fund invests in asset-backed securities (“ABS”) issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by non-government entities, such as commercial banks or other private lenders, with an emphasis on investment-grade securities.

Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade tranches of ABS, and in other instruments that have economic characteristics similar to such investments.

The fund will invest exclusively in debt tranches of ABS. The types of ABS in which the fund may invest include those backed by auto loans, timeshare receivables, consumer loans, equipment leases, rentals, whole business securitizations, credit card receivables, and student loans, as well as any collateral type that is securitized but not listed above. Timeshare receivables are generated by vacation ownership interest in a divided form of property ownership, in which collateral can be secured with a fee simple interest in real estate or unsecured with the right to use the unit but no ownership interest in the real estate. Equipment lease securitizations represent interests in small, medium and large equipment leases, in which collateral can consist of various types of equipment, such as copiers, trucks, or construction equipment. Whole business securitizations represent franchise ownerships collateralized primarily by royalty fees paid by franchisees to franchisors, such as a percentage of the amount of sales generated. In addition, if the franchisor owns a store outright, a synthetic royalty or the operating profits of the owned store may be pledged as additional collateral to the securitization. Credit card receivables represent the securitization of a pool of credit card debt owed by consumers. Student loan securitizations are backed by pools of student loans. The cash flows generated from the underlying agreements for each of these types of ABS provide the bond holders with regular income.

There is no limitation on the maturity of the fund’s debt investments. The ABS in which the fund invests are generally purchased pursuant to Rule 144A under the Securities Act of 1933 and are therefore subject to certain resale restrictions.

As of the date of this prospectus, the fund defines a “relatively high level of income” for this purpose as a level of income comparable to the yield to maturity of the agency component of the Bloomberg US Mortgage Backed Securities (MBS) Index. As of August 22, 2024, the yield to maturity of the agency component of the Bloomberg US Mortgage Backed Securities Index was 4.59%.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Asset-Backed Securities Risk: Changes in interest rates may cause both extension and prepayment risks for asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

> Income Risk: Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

> Sector Focused Investing Risk: Events negatively affecting the asset-backed securities sector and its sub-sectors, in which the fund focuses its investments may cause the value of the fund’s shares to decrease, perhaps significantly.

> Illiquid and Restricted Securities Risk: Certain securities in which the fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

> Large Shareholder Risk: Certain account holders, including the subadviser or funds or accounts over which the subadviser has investment discretion, may from time to time own or control a significant percentage of the fund’s shares. The fund is subject to the risk that a redemption by large shareholders of all or a portion of their fund shares or a purchase of fund shares in large amounts and/or on a frequent basis, including as a result of asset allocation decisions made by the subadviser, will adversely affect the fund’s performance if it is forced to sell portfolio securities or invest cash when the subadviser would not otherwise choose to do so. This risk will be particularly pronounced if one shareholder owns a substantial portion of the fund. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio, increase the fund’s transaction costs and/or lead to the liquidation of the fund. Such transactions also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

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Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown here.

Management

The fund’s investment adviser is Virtus Investment Advisers, LLC (“VIA”or the “Adviser”).

The fund’s subadviser is Newfleet Asset Management (“Newfleet” or the “Subadviser”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer and Senior Portfolio Manager at Newfleet, has managed the fund since inception in 2025.

> Nicodemus Rinaldi, Senior Managing Director, Portfolio Manager and Co-Head of the Securitized Products team at Newfleet, has managed the fund since inception in 2025.

> Andrew Szabo, CFA, Senior Managing Director, Portfolio Manager and Co-Head of the Securitized Products team at Newfleet, has managed the fund since inception in 2025.

> Zachary Szyndlar, CFA, Managing Director, Portfolio Manager and Credit Analyst, Securitized Products at Newfleet, has managed the fund since inception in 2025.

Purchase and Sale of Fund Shares

The fund’s shares are used exclusively for (i) separately managed accounts advised or subadvised by the Adviser or Subadviser or their affiliates and (ii) other funds managed by the Adviser or Subadviser or their affiliates, and shares may be purchased only at the direction of the Adviser or Subadviser or their affiliates. Shares of the fund may be redeemed on any business day that the New York Stock Exchange is open. In addition, shares will be redeemed when you terminate your managed account. There is no minimum investment for purchases.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

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Virtus Managed Account Completion Shares (MACS) Trust P.O. Box 534470 Pittsburgh, PA 15253-4470

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